JK Acquisition Corp. merger with Multi-Shot, LLC Investor Presentations September 2007

JK Acquisition Corp. Merger with Multi-Shot, LLC Summary Information The attached presentation was previously filed with the Securities and Exchange Commission, as part of the Current Report on Form 8-K originally filed by JK Acquisition Corp. ("JKA") with the Securities and Exchange Commission ("SEC") on September 19, 2007. JKA is holding presentations for certain of its stockholders, as well as other interested persons, regarding its merger with Multi-Shot, LLC, ("MS" or "Multi-Shot") as described in a Form 8-K filed with the SEC on August 30, 2007. The attached presentation, as well as the August 30, 2007 Form 8-K (and exhibits thereto) are being distributed to attendees of the presentations. Ferris Baker Watts, Inc., Ladenberg Thalman & Co., Inc. and Maxim Group, LLC, the managing underwriters (collectively, the "Underwriters") of JKA's initial public offering ("IPO") consummated in April 2006, are assisting JKA in these efforts. Pursuant to the terms and conditions of the Underwriting Agreement between JKA and the Underwriters, dated April 10, 2006, upon the consummation of the merger with MS, JKA will pay the Underwriters a non-accountable expense allowance of One Million Five Hundred and Fifty Two Thousand Five Hundred Dollars ($1,552,000). This non-accountable expense allowance shall be paid from the proceeds deposited in the trust account in connection with JKA's initial public offering. Such terms are more fully described in JKA's final prospectus dated April 11, 2006. JKA and its directors and executive officers, and the Underwriters may be deemed to be participants in the solicitation of proxies for the special meeting of JKA stockholders to be held to approve the merger. However, neither JKA nor its directors and executive officers nor the Underwriters shall solicit proxies until JKA files a written proxy statement in accordance with the Securities Exchange Act of 1934, as amended. Stockholders of JKA and other interested persons are advised to read JKA's preliminary proxy statement on Schedule 14A, as filed by JKA with the SEC on November 22, 2006, Amendment No. 1 to Schedule 14A, as filed by JKA with the SEC on May 8, 2007, Amendment No. 2 to Schedule 14A, as filed by JKA with the SEC on August 29, 2007 and, when available, definitive proxy statement in connection with JKA' s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons should also read JKA's final prospectus, dated April 11, 2006, for a description of the current security holdings of the JKA's officers and directors and of the Underwriters and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger with MS. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission's Internet site, (http://www.sec.gov).

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about JKA, Multi-Shot, Inc. (the wholly owned merger subsidiary of JKA) and Multi-Shot, LLC ("MS") and their combined business after completion of the proposed merger transaction. Forward-looking statements are statements that are not historical facts. All statements, other than statements of historical fact, including, without limitation, statements regarding JKA's or MS's financial position, business strategy, or plans or management's objectives and future operations, and industry conditions, are forward-looking statements. Such forward-looking statements, based upon the current beliefs and expectations of JKA's and MS's management, are subject to risks and uncertainties, which could cause actual results to differ materially from the forward- looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements ("Cautionary Statements"): the failure of JKA stockholders to approve the plan and agreement of merger and reorganization and the transactions contemplated thereby; the number and percentage of JKA stockholders voting against the merger and/or electing to exercise their redemption rights; changing interpretations of generally accepted accounting principles; costs associated with continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which MS is engaged; the overall number and level of U.S. land-based rigs and drilling activity; the continued ability of MS to successfully execute its business plan involving the proper management of its human resources and asset base; demand for the products and services that MS provides; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in JKA's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither JKA nor MS assumes any obligation to update the information contained in this investor presentation. All subsequent written and oral forward-looking statements attributable to JKA, MS, or persons acting on JKA's or MS's behalf, are expressly qualified in their entirety by the Cautionary Statements. Forward Looking Statements

The Merger Transaction The Transaction: Multi-Shot, LLC ("MS") to merge with Multi-Shot, Inc., a wholly-owned subsidiary of JK Acquisition Corp. (AMEX: "JKA") Upon consummation of the merger, JK will be renamed: MS Energy Services, Inc. ("MSE") Proposed AMEX symbol: "MSE"

The Merger Transaction (Cont'd) Valuation: MS total gross enterprise value ("GEV") of approximately $197,500,000 Represents a 6.25 multiple of estimated November 30, 2007 trailing twelve months EBITDA (as defined in the merger agreement) plus $10.0 million in additional consideration for the Ulterra MWD asset acquisition. Merger consideration consists of the following: $20,000,000 cash 21,759,259 shares of JKA common stock 28,516,668 contingent warrants (as defined in the merger agreement); cash or cashless exercise feature at a minimum of $5.00 per share strike price The payment or assumption of third party debt, which is expected to be approximately $60,00,000 JKA may terminate if Trailing Twelve Month Adjusted EBITDA (as defined in the merger agreement) is less than $29.0 million Trailing Twelve Month Adjusted EBITDA through June 30, 2007 is $27.0 million (does not include Ulterra MWD). See Appendix for reconciliation of net income to Adjusted EBITDA Ownership: Upon consummation of the merger, JKA shareholders will own approximately 39.25% and MS members will own 60.75% of outstanding common stock before: i) any JKA shareholders redeem shares for cash by exercising their pre-merger trust redemption rights, and ii) before any existing public warrants and earn out warrants issued to MS members are exercised JKA will form a 7 member board the majority of whom will be independent Note: all post-Closing ownership and conveyance estimates assume no JKA shares redeemed for cash during JKA shareholder approval process.

The Merger Transaction (Cont'd)

MSE Proposed Board of Directors Allen Neel, President, CEO and Director 2004 - Present - President and CEO of MS Over 25 years in the oilfield services business, last 16 years with MS and predecessors Education: BS - University of Alabama Ron Nixon, Director Co-founded The Catalyst Group in 1990 Director, LHC Group (NASDAQ: LHCG) Education: BS -University of Texas at Austin; registered P.E. K. Rick Turner, Director Senior Managing Principal of The Stephens Group, LLC Joined the Stephens related entities in 1983 Director, Energy Transfer Partners, LP (NYSE:ETP), Energy Transfer Equity, LP (NYSE:ETE), North American Energy Partners, Inc. (NYSE:NOA), and other privately held oil and gas related companies Education: BSBA -University of Arkansas; non-practicing CPA James O. Jacoby, Jr., Director Principal of The Stephens Group, LLC Joined the Stephens related entities in 1994 Education: BBA - Notre Dame University; MBA - Harvard Business School Kim Eubanks, Director Founded CamWest Limited Partnership in 1992 Has been involved in the continuing development and applications of all facets of horizontal and complementing technologies since 1978 while still a Petroleum Engineering student at Texas A&M University. March 1992 founded CamWest Limited Partnership as a horizontal exploitation company focused predominantly on analyzing conventional reservoirs ideally suited for exploitation through specific horizontal applications (i.e. water coning, gas coning, heterogeneous reservoirs, fractured formations, heavy oil, tight gas, etc). Over the last three decades, he has worked with a variety of major Directional Drilling and MWD companies dedicated to improving this evolving technology through the analyses and drilling of hundreds of horizontal wells. Education: BS in Petroleum Engineering- Texas A&M University; MBA - University of Houston Note: Two additional directors to be added before merger closing.

About Multi-Shot Leading independent directional drilling services company professional and experienced personnel reliable, technologically advanced equipment Multi-Shot's products/services include: Directional Drilling Services Onshore and Offshore Downhole Surveying Services Measurements While Drilling ("MWD") Services Down hole Motors Steering Tool Services 25 years operating history in U.S. by predecessor companies that today comprise MS Established presence in most major onshore producing basins Leading and diverse customer base including such well known large independent E&P companies as: Encore Acquisition, Chesapeake Energy, XTO Energy, Bill Barrett, Anadarko, Devon Energy Strong track record of revenue and Adjusted EBITDA Growth Revenue Year ended December 31, 2006 $74.0 million, up 94.2% from prior year Year ended December 31, 2005 $38.1 million, up 98.3% from prior year Six months ended June 30, 2007 $45.6 million, up 45.2% from same prior year period Adjusted EBITDA Year ended December 31, 2006 $20.5 million, up 150% from prior year Year ended December 31, 2005 $8.5 million, up 142% from prior year Six months ended June 30, 2007 $13.8 million, up 84% from same prior year period Note: "Adjusted EBITDA" is the sum of net income, total income taxes, certain management bonuses, member interest awards, non cash loss on sale of equipment, third party costs related to merger, Catalyst/Hall management fee, interest expense (net), depreciation, and amortization. Refer to Appendix for reconciliation to net income.

Multi-Shot Revenue vs. US Land Rig Count Actual Revenue Source: Baker Hughes, Multi-Shot. (US$ '000s) US Land Rig Count Total U.S. Land Rigs Horizontal U.S. Rigs Since March of 2002 horizontal rig count has increased 647%, while the U.S. land rig count grew by 140%. Horizontal U.S. Rigs (Avg.) Industry Overview

On April 1, 2007 SG-Directional, LLC (an affiliate of The Stephens Group, LLC ("SG")) entered into a recapitalization agreement with Multi-Shot SG-Directional invested $45 million in equity and SG invested $15 million in subordinated debt in Multi-Shot SG is a firm that invests its capital in private and public companies The principals of SG have sourced numerous energy related investments and continue to have oversight of these companies. Some of these investments include: Stephens Production Company (SPC) explores for and produces natural gas and oil. Acquired in the early 1950's through a series of acquisitions, SPC is one of the largest privately owned, independent natural gas companies in the U.S. The company, headquartered in Fort Smith, Arkansas, is active in Arkansas, Oklahoma, Texas, Louisiana, Mississippi, Colorado, Wyoming and the Gulf of Mexico. Seminole Energy Services L.L.C. is engaged in natural gas marketing with related activities in natural gas gathering and processing. The company acquires gathering and processing properties and purchases natural gas at the wellhead across the Mid-Continent region for industrial, commercial, municipal and agricultural customers. The company owns and operates more than 300 miles of natural gas gathering systems and pipelines in the Oklahoma, Kansas and Texas Panhandle regions. Energy Transfer Partners (ETP) engages in various natural gas operations, including gathering, processing and pipeline transportation. ETP is also the fourth largest retail propane distributor in the country. Private Recapitalization of Multi-Shot

Energy Transfer Equity, L.P. owns partnership interests in Energy Transfer Partners, L.P. (ETP). The partnership's interests include a 2% general partner interest of ETP, 50% of the outstanding incentive distribution rights in ETP and approximately 33% of the outstanding limited partner interests of ETP. (NYSE: ETE) North American Energy Partners, Inc. Based in Acheson, Canada, North American Energy Partners provides mining and site preparation, piling and pipeline installation services to oil and natural gas, petrochemical and other natural resource companies operating in western Canada. (NYSE: NOA) JV Industrial Companies, Ltd offers engineering and technical services to heavy industrial clients in the United States. It provides engineering procurement and construction services; turnaround management, planning and controls; general mechanical and turnaround services; specialty welding; automated welding technology; scaffolding and insulation; field machining and bold torquing; and shop fabrication. The company is based in La Porte, Texas. Spitzer Industries, Inc. is a leading custom fabricator of specialized equipment and systems, pressure vessels and other custom weldments. Spitzer fabricates products for oil and gas production, subsea oil and gas tie-back, ASME Code pressure vessel and other segments of the energy services industry. Spitzer serves an international customer base from its headquarters in Houston, Texas. Private Recapitalization of Multi-Shot

Public company "pure play" in directional drilling alternative means to participate in the rapid growth of U.S. land-based unconventional drilling activity associated with the natural gas industry Well positioned in directional drilling services industry stand alone, full service company directly benefits from accelerated drilling activity for unconventional gas established presence in the Barnett Shale and Rocky Mountains, among others Strong and diverse customer relationships customer base includes large independent E&P companies revenue based driven with "follow me" rigs Experienced management team and operational personnel Board of directors with substantial and diverse experience Estimated net debt of approximately $19.7 million (assuming no JKA stockholder conversions), plus cash flow potential to support organic growth and tuck-in acquisitions Investment Highlights

Multi-Shot, LLC Allen R. Neel President & CEO

Management Allen R. Neel - President and Chief Executive Officer 2004 - Present - President and CEO of Multi-Shot Over 25 years in the oilfield services business, last 16 years with MS and predecessors Paul Culberth - Vice President - Operations 2004 - Present - Vice President of Operations for Multi-Shot Over 30 years in the drilling services business, last 18 years with MS and predecessors David Cudd - Vice President - Sales 2004 - Present - Vice President of Sales for Multi-Shot Over 30 years in oilfield service industry sales, last 7 years with MS and predecessors Scott Bork - Chief Financial Officer 2005 - Present - CFO of Multi-Shot (1) Partner at accounting firm with 9 years of oilfield related audit experience, joined MS February, 2005 Multi-Shot Employees Approximately 324 employees 78 drillers (1)Mr. Bork has notified Multi-Shot he will be leaving the company to pursue other opportunities. Mr. Bork has agreed to assist Multi-Shot through a transition period and his departure date is not certain at this time.

1980 - Multi-Shot was formed as a survey company. 2000 - Black Warrior funded Multi-Shot's expansion into the directional business to complement its survey services. 1998 - Black Warrior Wireline purchased the U.S. operations of Phoenix Drilling Services, including the Multi-Shot line of business. 2001 - Black Warrior consolidated its directional drilling service companies into one entity under the name Multi-Shot. 2004 - In August, Management and Catalyst / Hall, a Houston-based private equity firm, acquired Multi-Shot from Black Warrior. 2007 - Leading independent directional drilling services company. In April, private recapitalization with Stephens Group, LLC. 1996 - Phoenix Drilling Services acquired Multi-Shot along with Horizon, Slim Drill, Granstaff and Becfield in a directional drilling service consolidation. • • • • • • • Company History Company Timeline 2007 - Acquisition of Ulterra MWD, July 1. •

Major Service/Product Descriptions

Multi-Shot Major Service / Product line Descriptions

Multi-Shot has the personnel, equipment and expertise necessary to compete with the leading directional service providers in the industry.

Directional Drilling



Multi-Shot utilizes positive displacement drilling motors which incorporate significant design enhancements to provide a high standard of drilling performance. These enhancements generate increased reliability, longer runs, greater horsepower and torque, and improved penetration rates.

Downhole Surveying



Survey utilizes the same high tech sensors as the aerospace industry to provide highly accurate wellbore surveys. These surveys allow precise targeting and reservoir delineation, preventing such costly problems as missed objectives ("targeted payzones") and wellbore collisions in multi-well structures. Multi-Shot also has a proprietary Digital Single Shot tool.

Measurement While Drilling (MWD)



MWD systems and Steering Tools measure wellbore geometry (inclination, azimuth, drilling system orientation ("toolface")), and mechanical properties of the drilling process. Traditionally, MWD has fulfilled the role of providing wellbore inclination and azimuth in order to maintain directional control in real time.

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Williston Basin Anadarko Basin Gulf Coast Basin Power River Basin Big Horn Basin Fish Creek Basin Greater Green River Basin Wind River Basin DJ Basin LA, MS Salt Basin San Juan Raton Basin Paradox Basin Uinta Basin Piceance Ft. Worth Barnett Shale Arkoma Basin South Texas Basin Permian Basin Black Warrior Basin East Texas Bossier Oil and Gas Basins Sales locations Corporate Headquarters Operating locations Conroe Corpus Christi Odessa Decatur Lafayette Grand Junction Baker Fort Worth Denver Midland Houston Tyler Oklahoma City Rock Springs Geographical Presence Founded in 1980, Multi-Shot has grown throughout Texas, Louisiana and into the Rockies region and Williston Basin. The company has successfully established itself in the Barnett Shale and Rocky Mountains. The Mid-Continent and Rockies regions represent an area of potential future growth and Multi-Shot is positioned to gain market share in those areas. Multi-Shot is headquartered in Conroe, Texas in a facility that includes 25,000 sq ft of warehouse space, and 10,000 sq ft of office space. Planning to relocate to a new 75,000 square foot office and warehouse space in 2008.

Major Customers

Competitive Advantages Experienced workforce senior management team averages over 20 years of industry experience drilling personnel average 16 years of industry experience Independent niche service provider with strong relationships in the industry Leading customer support and time to service capabilities Top of the line equipment superior in quantity, quality and breadth relative to other independent directional drillers reliable, high quality components and tools meticulous, best-of-practice maintenance and service procedures Fewer number of days on the well due to: experienced personnel high quality, durable and reliable equipment best-of-practice maintenance procedures and responsive customer support

Growth Drivers 81.9% of US rig count focused on drilling for natural gas (1) 138% increase in US Land Rig Count since March, 2002 (1) 633% increase in Horizontal Rig Count during same period (1) 74% increase in Directional Rig Count during same period (1) Accelerated drilling for unconventional gas in: Barnett Shale Rocky Mountain region Other developing "shale plays" (Fayetteville, Arkoma, etc.) Historical growth (since acquisition by management and Catalyst/Hall in August 2004) Approximately 90% through new customers, additional contracts (2) Approximately 10% through price increases (2) Acquisition Strategy small, tuck-in to add people and equipment, and possibly expand geographically Ulterra MWD closed July 1, 2007 larger businesses similar product and service profile (geographic expansion opportunity); or complementary lines of business (1) Source: Baker Hughes Rig Count as of September 14, 2007. (2) Source: MS management estimate.

Growth Drivers Employee Count Growth

Note: South region includes TX, LA, AR, and OK. Rockies include NM, CO, WY, UT, MT, and ND. Rockies South Note: as of 9/4/2007. US Natural Gas Prices ($/Mcf) Crude Oil ($/bbl) Crude Oil / Natural Gas Prices Commodity Price Observations Spot market crude oil prices (light sweet) are currently trading around $75 per bbl. MS management believes potential geopolitical instability in certain regions of the world continues to support higher prices. MS management believes increasing natural gas reserves have depressed prices below $6.50 but futures remain in the $7.0 - $8.5 range. Strong Rig Count Fundamentals The southern region has the highest levels accounting for approximately 75% of the U.S. rigs (1,694). (Source: Baker Hughes as of 9/4/2007) The Rockies, which comprise the remaining active exploration states on the chart, account for a smaller but growing 367 rigs. (Source: Baker Hughes as of 9/4/2007.) Approximately 84% of the US rig count is focused on drilling for natural gas Industry Overview Average Monthly Rig Count Futures Hurricane Rita Hurricane Katrina

Industry Overview (trillion cubic feet) Unconventional Natural Gas Production Tight Sands Coalbed Methane Shale Gas Historical Projected Dry Natural Gas Production From 1990 to 2006 onshore unconventional has increased by approximately 165% far outpacing all other natural gas production sources. According to the EIA, the majority of the incremental U.S. production will come from unconventional resources. Horizontal drilling and advances in fracture stimulation technology have been the key to unlocking this reserve potential of unconventional gas. Unconventional Natural Gas Production Approximately 70% of the 8 trillion cubic feet of unconventional natural gas is tight sands with a significant portion located in Canada. Increased drilling and stimulation processes will be needed to recover the remaining reserves. Source: Energy Information Administration Outlook, 2007 Historical Projected Onshore Unconventional Nonassociated Onshore conventional Nonassociated Offshore Alaska Associated/Dissolved (trillion cubic feet) Natural Gas Production

Industry Overview Technically Recoverable U.S. Natural Gas Resources (1) (1) As of January 1, 2005 Natural Gas Production, Consumption, and Imports Source: Energy Information Administration Outlook, 2007 Natural Gas: Consumption Outpacing Production As of the end 2006, the consumption / demand of natural gas has exceeded production / supply by 16%. The EIA projects this difference to expand to 21% by the year 2030. According to the EIA, net imports such as pipeline supply and liquefied natural gas are projected to compensate for the gap between consumption and production. Unconventional Gas: The Largest Recoverable Natural Gas Resource According the EIA, there is approximately 1,341 tcf of recoverable natural gas in the U.S. Gas in unconventional regions comprises of 478 tcf or 36% of total recoverable natural gas resources.

It is currently taking more wells to sustain the same production volumes as in the 90's. As shown to the right, the natural gas rig count has more than doubled from 90's levels with very limited improvement in production. Natural Gas Production Rate Decline Source: Energy Information Administration Outlook, 2007 Industry Overview

MS Quarterly Financial Results Note: historical results based upon unaudited quarterly results, combined full year results are audited.

Year Over Year Growth (Comparable Quarters) Note: historical results based upon unaudited quarterly results, combined full year results are audited.

Public company "pure play" in directional drilling Alternative means to participate in rapid growth of U.S. land-based directional drilling activity associated with natural gas industry Conventional, mature basins "Unconventional," high growth basins Attractive valuation GEV at 6.2x estimated TTM 11/30/07 Adjusted EBITDA (including Ulterra since 01/01/07) Well positioned in industry established presence in the Barnett Shale and Rocky Mountains (incl. Piceance Basin) directly benefits from accelerated drilling activity for unconventional gas Strong and diverse customer relationships customer base includes "major" independent E&P companies revenues driven with "follow me" rigs. Experienced management team and operating personnel Board of directors with substantial and diverse experience Estimated net debt of approximately $19.7 million (assuming $0 conversion of JKA common shares) and strong cash flow potential serve to jointly support organic growth and tuck-in acquisitions Conclusion

JK Acquisition Corp. Multi-Shot,LLC James Wilson - CEO Allen Neel - President 713-978-7557 936-441-6655 Integrated Corporate Relations Investor Relations Kathleen Heaney 203-803-3585 Contacts

Appendix

MS Historical EBITDA Reconciliation